SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A1

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934.

February 17, 2015

Date of Report (Date of Earliest Event Reported)

CIMAREX ENERGY CO.

(Exact name of registrant as specified in its charter)

Delaware	001-31446	45-0466694
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1700 Lincoln Street, Suite 3700, Denver, Colorado	80203
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code                  303-295-3995

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 17, 2015, Cimarex Energy Co. (“Cimarex”) announced its fourth quarter and year-end 2014 financial results. Cimarex also announced on February 17, 2015 its 2015 capital plans. These news releases were included as Exhibits 99.1 and 99.2 to the initial filing of this Report. In its earnings conference call on February 18, 2015, Cimarex made a non-material correction to the Operations Update in the earnings press release describing the percentage of oil included in the production stream from the first six wells in the Mid-Continent region testing the Meramec formation. The correct range of percentage of oil in these wells was 7% to 55% (rather than 20% to 55%).

In accordance with General Instructions B.2. of Form 8-K, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 7.01	REGULATION FD DISCLOSURE

On February 17, 2015, Cimarex Energy Co. (“Cimarex”) announced its fourth quarter and year-end 2014 financial results. Cimarex also announced on February 17, 2015 its 2015 capital plans. These news releases were included as Exhibits 99.1 and 99.2 to the initial filing of this Report. In its earnings conference call on February 18, 2015, Cimarex made a non-material correction to the Operations Update in the earnings press release describing the percentage of oil included in the production stream from the first six wells in the Mid-Continent region testing the Meramec formation. The correct range of percentage of oil in these wells was 7% to 55% (rather than 20% to 55%).

In accordance with General Instructions B.2. of Form 8-K, this information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Also, see Item 2.02, “Results of Operations and Financial Condition.”.

ITEM 9.01	FINANCIAL STATEMENTS AND EXHIBITS

D.	Exhibits

Exhibit No.	Description

99.1	Cimarex News Release concerning earnings (without the revisions described in Item 2.02), dated February 17, 2015 (incorporated by reference from initial Form 8-K for an event occurring on February 17, 2015)
99.2	Cimarex News Release concerning capital plans, dated February 17, 2015 (incorporated by reference from initial Form 8-K for an event occurring on February 17, 2015)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CIMAREX ENERGY CO.

Dated: February 18, 2015	By:	/s/ Paul Korus
Paul Korus, Senior Vice President,
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Cimarex News Release concerning earnings (without the revisions described in Item 2.02), dated February 17, 2015 (incorporated by reference from initial Form 8-K for an event occurring on February 17, 2015)
99.2	Cimarex News Release concerning capital plans, dated February 17, 2015 (incorporated by reference from initial Form 8-K for an event occurring on February 17, 2015)